SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                   Date of Report:  October 20, 1999
                   ---------------------------------
                   (Date of earliest event reported)


                          UAL CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


            Delaware               1-6033          36-2675207
----------------------------     ------------   -------------------
(State or other jurisdiction     (Commission    (I.R.S. Employer
     of incorporation)           File Number)   Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
-------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------

                            Not Applicable
                            --------------
     (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.
                ------------

    UAL Corporation (the "Company") is filing herewith a cautionary statement for purposes of the "Safe Harbor for Forward-Looking Statements" provision of the Private
Securities Litigation Reform Act of 1995 as Exhibit 99.1.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit No.     Description
----------      -----------

    99.1        Cautionary Statement



                              SIGNATURES
                              ----------


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                               By:  /s/ Douglas A. Hacker
                                    ---------------------
                               Name:    Douglas A. Hacker
                               Title:   Executive Vice
                                        President - Finance &
                                        Planning and
                                        Chief Financial Officer





Dated:  October 20, 1999